                                                                    EXHIBIT 10.1
                         SECURITIES PURCHASE AGREEMENT


     This SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of March 2,
                                              ---------
2001, is entered into by and among Data Race Inc. (doing business as IP Axess), a Texas corporation, with headquarters located at 6509 Windcrest Drive, Suite 120, Plano, Texas 75024 (the "Company"), and the investors listed on Schedule 1
                              -------                                ----------
attached hereto (individually, a "Buyer" and collectively, the "Buyers").
                                  -----                         ------

     WHEREAS:

     A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities
                  ------------
and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended
                              ---
(the "1933 Act");
      --------

     B. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, an aggregate of 3,047,620 shares of the Company's Common Stock, no par value per share (the "Common Shares"), in the respective amounts set
                             -------------
forth opposite each Buyer's name on Schedule 1 and warrants, in substantially
                                    ----------
the same form attached hereto as Exhibit D (the "Warrants") to acquire 304,762
                                 ---------       --------
shares of Company Common Stock (as exercised, collectively, the "Warrant
                                                                 -------
Shares"); and
------

     C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the "Registration Rights
                                             ---------       -------------------
Agreement") pursuant to which the Company has agreed to provide certain
---------
registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.


     NOW THEREFORE, the Company and the Buyers hereby agree as follows:

     1.   PURCHASE AND SALE OF COMMON SHARES AND WARRANTS.
          -----------------------------------------------

          a.  Purchase of Common Shares and Warrants.  In connection with the
              --------------------------------------
offering (the "Offering") by the Company of its common stock and warrants to the
               --------
Buyers, and subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company the respective number of shares of Common Shares set forth opposite such Buyer's name on Schedule 1,
                                                                   ----------
along with Warrants to acquire the respective number of Warrant Shares set forth opposite such Buyer's name on Schedule 1 (the "Closing"). For each share of
                              ----------       -------
Common Stock purchased by a Buyer pursuant to this Agreement, the Company shall issue a Warrant to purchase 10/100 (0.10) Warrant Shares. The purchase price for each share of Common Stock and Warrant to purchase 10/100 (0.10) Warrant Shares shall be $0.65625 (the "Purchase Price
                                                                 --------------
Per Unit"), which shall equal the lesser of (i) seventy percent (70%) of the
--------
closing bid price for the Company's Common Stock (as quoted on the Principal Market, defined below) on the Closing Date (defined below) or (ii) seventy percent (70%) of the average of the closing bid prices for the Company's Common Stock (as quoted on the Principal Market) for the five (5) Business Days (defined below) immediately preceding the Closing Date. The Warrants shall have a term of five (5) years and an exercise price equal to the average of the closing bid prices for the Company's Common Stock (as quoted on the Principal Market) for the five (5) Business Days immediately preceding the Closing Date. The aggregate purchase price (the "Purchase Price") of the Common Shares and the
                                   --------------
related Warrants at the Closing shall be $2,000,000.

          b.  Closing Date.  The date and time of the Closing (the "Closing
              ------------                                          -------
Date") shall be 10:00 a.m. Central Time, within three (3) Business Days
----
following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyers). The Closing shall occur on the Closing Date at the location mutually agreed upon by the Buyers and the Company. For purposes of this Agreement, "Business Day" means any
                                                         ------------
day on which the Principal Market is open for business and the Company's Common Stock is able to be purchased or sold through such Principal Market.

          c.  Form of Payment.  On the Closing Date, (i) subject to the
              ---------------
satisfaction (or waiver) of the conditions set forth in Section 7 below, each Buyer shall pay the Purchase Price to the Company, for the Common Shares and Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) subject to the satisfaction (or waiver) of the conditions set forth in Section 6 below, the Company shall deliver to Strategic Investment Counsel, LLC, c/o Anthony J. Ribaudo, Esq., located at 666 Dundee Road, Suite 1901, Northbrook, Illinois 60062, as the escrow agent (the "Escrow Agent"), on
                                                            ------------
behalf of each Buyer, stock certificates (in the denominations as such Buyer shall request) (the "Common Share Certificates") representing such number of the
                     -------------------------
Common Shares which such Buyer is then purchasing (as indicated opposite such Buyer's name on Schedule 1) along with the Warrants such Buyer is purchasing (as
                ----------
indicated opposite such Buyer's name on Schedule 1) hereunder, duly executed on
                                        ----------
behalf of the Company and registered in the name of such Buyer or its designee. Upon the completion of the conditions contained in Sections 6 and 7 of this Agreement, the Escrow Agent shall deliver the certificates representing the Common Shares and the Warrants to the Buyers via overnight courier after the Buyers have wired the Purchase Price to the Company.

     2.   BUYER'S REPRESENTATIONS AND WARRANTIES.
          --------------------------------------

          Each Buyer represents and warrants with respect to only itself that:

          a.  Investment Purpose.  Such Buyer is acquiring the Common Shares and
              ------------------
Warrants (the Common Shares, Warrants and Warrant Shares may also be referred to herein as the "Securities"), for its own account for investment only and not with a view
     ----------
towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

          b.  Accredited Investor Status.  Such Buyer is an "accredited
              --------------------------
investor" as that term is defined in Rule 501 of Regulation D.

          c.  Reliance on Exemptions.  Such Buyer understands that the
              ----------------------
Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such Securities.

          d.  Information.  Such Buyer and its advisors, if any, have been
              -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Buyer understands that only officers of the Company are authorized to provide information on behalf of the Company and that no other person is authorized to provide information on the Company's behalf. Such Buyer acknowledges that it has reviewed the SEC Documents (as defined below) and information set forth under the heading "Risk Factors" in the Company's annual report on Form 10-K filed October 1, 1999.

          e.  No Governmental Review.  Such Buyer understands that no United
              ----------------------
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          f.  Transfer or Resale.  Such Buyer understands that except as
              ------------------
provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, (or a successor rule thereto) ("Rule
                                                                            ----
144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made
---
only in accordance with the terms of Rule 144 and further, and (iii) if Buyer intends to utilize Rule 144 but Rule 144 is not applicable to such resale, any resale of the Securities under circumstances in which the Buyer (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

          g.  Legends.  Such Buyer understands that the certificates or other
              -------
instruments representing the Warrants, Warrant Shares, and Common Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (1) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS, OR (2) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR (3) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered and sold under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

          h.  Validity; Enforcement.  This Agreement has been duly and validly
              ---------------------
authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          i.  Residency.  Such Buyer is a resident of that country and state
              ---------
specified in its address on Schedule 1.
                            ----------

          j.  No Broker-Dealer Affiliation.  Such Buyer is not an affiliate (as
              ----------------------------
that term is defined in Rule 144(a) promulgated under the 1933 Act) of a broker-dealer registered with the SEC.

          k.  Short Sales.  No Buyer shall have as of the Closing Date, and no
              -----------
Buyer shall have had during the 10 Business Days prior to the Closing Date, any net short position, put option or other similar exchange-traded instrument with respect to the Company's Common Stock.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
          ---------------------------------------------

          The Company represents and warrants to each of the Buyers that:

          a.  Organization and Qualification.  The Company and its
              ------------------------------
"Subsidiaries" (which for purposes of this Agreement means any entity in which
 ------------
the Company, directly or indirectly, owns a controlling position of capital stock or holds a controlling position of an equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect"
                                                        -----------------------
means any material adverse effect on the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below).

          b.  Authorization; Enforcement; Validity.  (i) The Company has the
              ------------------------------------
requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Transfer Agent Instructions (as defined in Section 5), the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents"), and to issue the
                                   ---------------------
Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Common Shares and the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

          c.  Issuance of Securities.  The Common Shares and Warrants are duly
              ----------------------
authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable and (ii) free from all taxes, liens and charges with respect to the issue thereof. 304,762 shares of Common Stock have been duly authorized and reserved for issuance upon exercise of the Warrants. Upon exercise in accordance with the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act.

          d.  No Conflicts.  The execution, delivery and performance of the
              ------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the Company's issuance of the Common Shares and the reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation") or the Company's By-laws, as amended
             -------------------------
and as in effect on the date hereof (the "By-laws") or (ii) conflict with, or
                                          -------
constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market (as defined below)) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected; provided that the issuance of the Common Shares at a discount from the current market price will result in typical anti-dilution adjustments to outstanding warrants. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Articles of Incorporation, or By-laws or their organizational charter or by-laws, respectively. Neither the Company or any of its Subsidiaries is in violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations, amendments which would not reasonably be expected to have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by the Transaction Documents and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain prior to Closing pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Principal Market (as defined below).

          e.  SEC Documents; Financial Statements.  As of the Closing, the
              -----------------------------------
Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the
                                                         --------
foregoing filed since June 30, 1999 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of
                                                        -------------
their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Buyers with any material, nonpublic information. The representations herein are subject to
Schedule 3(e).
-------------

          f.  Absence of Certain Changes.  Since the most recent 1934 Act filing
              --------------------------
by the Company with the SEC, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

          g.  Absence of Litigation.  Except as set forth in the SEC Documents
              ---------------------
and Schedule 3(g), there is no action, suit, proceeding, inquiry or
    -------------
investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or materially adversely affecting the Company, the Company's common stock, the Common Shares or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such.

          h.  [Omitted].

          i.  No Undisclosed Events, Liabilities, Developments or Circumstances.
              -----------------------------------------------------------------
No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its common stock and which has not been publicly announced.

          j.  No General Solicitation.  Neither the Company, nor any of its
              -----------------------
affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          k.  No Integrated Offering.  Neither the Company, nor any of its
              ----------------------
affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

          l.  Employee Relations.  Neither the Company nor any of its
              ------------------
Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened.

          m.  Intellectual Property Rights. To the best of their knowledge, the
              ----------------------------
Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. To the best of their knowledge, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights necessary to conduct its business have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

          n.  Environmental Laws.  The Company and its Subsidiaries (i) are in
              ------------------
compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or
               ------------------
other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval; except for, in each of the foregoing cases, the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

          o.  Title.  The Company and its Subsidiaries have good and marketable
              -----
title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the SEC Documents or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          p.  Insurance.  The Company and each of its Subsidiaries are insured
              ---------
by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged and the Company does not have any reason to believe it will not be able to renew its existing insurance coverage under substantially similar terms for the next two (2) years.

          q.  Regulatory Permits.  The Company and its Subsidiaries possess all
              ------------------
certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses (except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

          r.  Tax Status.  The Company and each of its Subsidiaries has made or
              ----------
filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          s.  Transactions With Affiliates.  Except as set forth in the SEC
              ----------------------------
Documents filed at least ten days prior to the date hereof, and except for transactions which are entered into on arm's length terms pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties unaffiliated with the Company, and except for grants and payments pursuant to employee benefit plans approved by the Company's board of directors, none of the officers, directors, or employees or controlling shareholders of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          t.  Eligibility.  The Company is currently eligible to register the
              -----------
resale of the Common Shares on a registration statement on Form S-3 under the 1933 Act.

     4.   COVENANTS.
          ---------

          a.  Best Efforts.  Each party shall use its best efforts timely to
              ------------
satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

          b.  Form D and Blue Sky.  The Company agrees to file a Form D with
              -------------------
respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

          c.  Reporting Status.  Until the earlier of (i) the date which is one
              ----------------
year after the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Common Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which the Investors shall have sold all the Common Shares and Warrant Shares (the "Registration Period"), the Company shall file
                                -------------------
all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

          d.  [Omitted].

          e.  Right of First Refusal.  Subject to the exceptions described
              ----------------------
below, the Company and its Subsidiaries shall not negotiate or contract with any party for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any Subsidiary (including debt securities with an equity component) in any form ("Future Offerings") during the period beginning on the date hereof
              ----------------
and ending on, and including, the date which is 180 days after the Closing Date, unless it shall have first delivered to each Buyer or a designee appointed by such Buyer written notice (the "Future Offering Notice") describing the proposed
                                ----------------------
Future Offering, including the terms and conditions thereof, and providing each Buyer an option to purchase up to its Aggregate Percentage (as defined below) of the securities to be issued in such Future Offering, as of the date of delivery of the Future Offering Notice, in the Future Offering (the limitations referred to in this sentence are referred to as the "Capital Raising Limitations"). For
                                            ---------------------------
purposes of this Section 4(e), "Aggregate Percentage" at any time with respect
                                --------------------
to any Buyer shall mean the percentage obtained by dividing (i) the aggregate number of the Common Shares initially issued at the Closing to such Buyer by
(ii) the aggregate number of the Common Shares sold to the Buyers by the Company at the Closing in connection with the Offering. A Buyer can exercise its option to participate in a Future Offering by delivering written notice thereof to participate to the Company within five (5) Business Days after receipt of a Future Offering Notice, which notice shall state the quantity of securities being offered in the Future Offering that such Buyer will purchase, up to its Aggregate Percentage, and that number of securities it is willing to purchase in excess of its Aggregate Percentage. In the event that one or more Buyers fail to elect to purchase up to each such Buyer's Aggregate Percentage, then each Buyer which has indicated that it is willing to purchase a number of securities in such Future Offering in excess of its Aggregate Percentage shall be entitled to purchase its pro rata portion (determined in the same manner as described in the preceding sentence) of the securities in the Future Offering which one or more of the Buyers have not elected to purchase. In the event the Buyers fail to elect to fully participate in the Future Offering within the period described in this Section 4(e), the Company shall have 90 days thereafter to sell the securities of the Future Offering that the Buyers did not elect to purchase, upon terms and conditions, no more favorable to the purchasers thereof than specified in the Future Offering Notice. In the event the Company has not sold such securities of the Future Offering within such 90 day period, the Company shall not thereafter issue or sell such securities without first offering such securities to the Buyers in the manner provided in this Section 4(e). The Capital Raising Limitations shall not apply to (i) a loan from a commercial bank which has only an incidental equity feature or any equity line or similar transaction from any financial institution, (ii) any transaction involving the Company's issuances of securities (A) as consideration in a merger or consolidation, (B) in connection with a strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or (C) as consideration for the acquisition of a business, product, license or other assets by the Company, (iii) the issuance of common stock in a firm commitment, underwritten public offering, (iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (v) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan, stock purchase plan or other plan or written compensation agreement for the benefit of the Company's employees, directors, consultants or advisors, or (vi) the issuance of securities pursuant to any shareholder rights plan adopted by the Company prior to the Closing ((i) through (vi) collectively, the "Exempt
                                                                  ------
Issuances"). The Buyers shall not be required to participate or exercise their
---------
right of first refusal with respect to a particular Future Offering in order to exercise their right of first refusal with respect to later Future Offerings.

          f.  Listing.  The Company shall, following the Closing Date and by the
              -------
ninetieth (90th) calendar day following the date hereof, secure the listing of all of the Registrable Securities (as that term is defined in the Registration Rights Agreement) upon each national securities exchange, automated quotation system or bulletin board system, if any, upon which shares of the Company's common stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of common stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall use its bests efforts to maintain the Common Stock's authorization for quotation on the Nasdaq National Market, Nasdaq Small-Cap Market, The New York Stock

Exchange, Inc. or The American Stock Exchange, Inc., (as applicable, the "Principal Market"). Neither the Company nor any of its Subsidiaries shall take
 ----------------
any action which would be reasonably expected to result in the delisting or suspension of Company common stock on the Principal Market. The Company shall promptly, but in no event later than the public disclosure of such information, provide to each Buyer copies of any notices it receives from the Principal Market regarding the continued eligibility of Company common stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
Section 4(f).

          g.  Reservation of Shares.  The Company shall take all action
              ---------------------
necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 100% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon exercise of all outstanding Warrants.

          h.  [Omitted].

          i.  Limitation on Filing Registration Statements.  The Company shall
              --------------------------------------------
not file a registration statement (other than the Registration Statement (as defined in the Registration Rights Agreement) or a registration statement on Form S-8 or a registration statement concerning any equity line or similar transaction from any financial institution entered into by the Company within thirty (30) calendar days following the Closing Date) covering the sale or resale of shares of Company common stock with the SEC during the period beginning on the date hereof and ending on the date which is 90 days after the Registration Statement has been declared effective by the SEC.

          j.  Independent Auditors.  The Company shall, until at least three (3)
              --------------------
years after the Closing Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

     5.   TRANSFER AGENT INSTRUCTIONS.
          ---------------------------

          The Company shall issue irrevocable instructions to the Transfer Agent, and any subsequent transfer agent, substantially in the form of Exhibit B
                                                                       ---------
hereto (the "Transfer Agent Instructions") and use its best efforts, without
             ---------------------------
incurring additional fees, to obtain the Transfer Agent's agreement thereto. Prior to registration of the Common Shares and Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in
Section 2(g) of this Agreement. The Company warrants that no instruction other than the Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof will be given by the Company to its Transfer Agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreements set forth in Section 2(g) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or the Buyer provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, promptly instruct its Transfer Agent to issue one or more certificates in such name and in such denominations as specified by such Buyer and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
          ----------------------------------------------

          The obligation of the Company hereunder to issue and sell the Common Shares and Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

          a. Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Escrow Agent for the transactions contemplated by this Agreement;

          b. The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date; and

          c. Such Buyer shall have delivered to the Escrow Agent such other documents relating to the transactions contemplated by this Agreement as the Escrow Agent may reasonably request.

     7.   CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.
          -------------------------------------------------

          The obligation of each Buyer hereunder to purchase the Common Shares and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

          a. The Company shall have executed each of the Transaction Documents and delivered the same to the Escrow Agent;

          b. The Company's common stock shall be authorized for quotation on the Principal Market and trading in Company common stock shall not have been suspended by the SEC or the Principal Market;

          c. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date;

          d. The Company shall have delivered to the Escrow Agent the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit C attached hereto;
---------

          e. The Company shall have executed and delivered to the Escrow Agent the Warrants and the certificates representing Common Shares (in such denominations as such Buyer shall request) for the Common Shares being purchased by such Buyer at the Closing;

          f.  The Transfer Agent Instructions, in the form of Exhibit B attached
                                                              ---------
hereto, shall have been executed by the Company and delivered to the Company's transfer agent and a copy of the Company executed Transfer Agent Instructions shall have been delivered to the Escrow Agent;

          g. The Company shall have made all filings, other than those contemplated by the Registration Rights Agreement, under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws;

          h. The Company shall have delivered to the Escrow Agent such other documents relating to the transactions contemplated by this Agreement as the Escrow Agent may reasonably request;

          i. Subject to Section 11(l) below, at Closing, the Company shall reimburse the Buyers for the Buyers' attorneys' fees and expenses (in an amount not to exceed $10,000.00) incurred by the Buyers concerning the due diligence review of the contemplated transactions and the Company, and the negotiation and preparation of the Transaction Documents and the consummation of the transactions contemplated thereby; provided, however, that the Buyers may elect,
                                   --------
in their sole discretion, to effect such reimbursement by deducting such costs and expenses from the Purchase Price prior to making such payment to the Company; and

          j. The Company and Cranshire Capital, L.P., Keyway Investments Ltd and Lionhart Investments Ltd. (the "1999 Warrant Holders") shall enter into
                                    --------------------
letter agreements whereby those certain warrants (the "1999 Warrants"),
                                                       -------------
purchased by the 1999 Warrant Holders in the June 1999 private placement and December 1999 private placement by the Company of its common stock and warrants to the 1999 Warrant Holders, shall be amended as follows: the 1999 Warrants shall have (i) an exercise price equal to the average of the closing bid prices for the Company's Common Stock (as quoted on the Principal Market) for the five
(5) Business Days immediately preceding the Closing Date of this Agreement, (ii) an expiration date of December 10, 2003 and (iii) the same limitations on beneficial ownership as set forth in Section 2(e) of the Warrants purchased pursuant to this Agreement.

     8.   INDEMNIFICATION.
          ---------------

          In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes
                    -----------
of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or
 -----------------------
arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (c) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     9.   ANTI-DILUTION ADJUSTMENTS.
          -------------------------

          a.  [Omitted].

          b.  Issuance of Common Stock or Rights to Purchase Company Common
              -------------------------------------------------------------
Stock Below Offering Price. Prior to the earlier of 150 days after the Closing
--------------------------
Date or the effective date of the Registration Statement (as described in the Registration Rights Agreement) covering the resale of the Common Shares, if the Company shall, at any time or from time to time, issue Company common stock or instruments convertible or exercisable into Company common stock (other than an Exempt Issuance (as defined in Section 4(e) above)) at a price per common stock share, a conversion price per common stock share or an exercise price per common stock share less than the Purchase Price Per Unit (such lesser price shall be deemed the "Differential Price"), then the Company shall issue
                     ------------------
additional shares of Company common stock to the Buyers equal to the Share Differential Amount. The Share Differential Amount shall equal the sum of (i) the amount determined by dividing the Differential Price into the Buyers' aggregate Purchase Price, less (ii) the number of Common Shares purchased by the Buyer at the Closing. Any such additional shares of common stock after issuance shall be deemed to be Common Shares for purposes of this Agreement and shall have the registration rights set forth in the Registration Rights Agreement.

     10.  [Omitted.]

     11.  GOVERNING LAW; MISCELLANEOUS.
          ----------------------------

          a.  Governing Law; Jurisdiction; Jury Trial.  This Agreement shall be
              ---------------------------------------
governed by and construed in all respects by the internal laws of the State of Illinois (except for the proper application of the United States federal securities laws), without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of Chicago. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          b.  Counterparts.  This Agreement may be executed in two or more
              ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

          c.  Headings.  The headings of this Agreement are for convenience of
              --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

          d.  Severability.  If any provision of this Agreement shall be invalid
              ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          e.  Entire Agreement; Amendments.  This Agreement supersedes all other
              ----------------------------
prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyers owning at such time two-thirds of the Common Shares purchased pursuant to this Agreement, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

          f.  Notices.  Any notices, consents, waivers or other communications
              -------
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

          Data Race Inc.
          6509 Windcrest Drive, Suite 120
          Plano, Texas 75024
          Telephone: (972) 205-4005
          Facsimile: (210) 558-0356
          Attention: Jim Scogin

     With a copy to:

          Jackson Walker LLP
          901 Main Street, Suite 6000
          Dallas, Texas 75202
          Telephone: (214) 953 - 5801
          Facsimile: (214) 953 - 5736
          Attention: Jim Ryan, Esq.

     If to the Transfer Agent:

          Chase Mellon Shareholder Services, L.L.P.
          2323 Bryan St., Suite 2300
          Dallas, TX 75201
          Telephone: (214) 965-2236
          Facsimile: (214) 965-2233
          Attention: Mona Vorhees

If to a Buyer, to it at the address and facsimile number set forth on Schedule 1
                                                                      ----------
with copies to such Buyer's representatives as set forth on Schedule 1, or at
                                                            ----------
such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change.

          g.  Successors and Assigns.  This Agreement shall be binding upon and
              ----------------------
inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Common Shares from Buyers in a transaction not involving a public offering. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers owning at such time two-thirds of the Common Shares purchased pursuant to this Agreement. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

          h.  No Third Party Beneficiaries.  This Agreement is intended for the
              ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i.  Survival.  Unless this Agreement is terminated under Section
              --------
11(l), the agreements and covenants set forth in Sections 4, 5 and 11, the indemnification provisions set forth in Section 8, the anti-dilution adjustments and provisions set forth in Section 9 and the liquidated damage provisions set forth in Section 10 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          j.  [Omitted].

          k.  Further Assurances.  Each party shall do and perform, or cause to
              ------------------
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          l.  Termination.  In the event that the Closing shall not have
              -----------
occurred with respect to a Buyer on or before three (3) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 11(l), the Company shall remain obligated to reimburse the nonbreaching Buyers for the expenses described in Section 7(i) above.

          m.  Placement Agent.  The Company acknowledges that it has not engaged
              ---------------
any party, person or entity as placement agent in connection with the sale of the Common Shares and Warrants. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

          n.  No Strict Construction.  The language used in this Agreement will
              ----------------------
be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          o.  Remedies.  Each Buyer and each holder of the Securities shall have
              --------
all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          p.  Payment Set Aside.  To the extent that the Company makes a payment
              -----------------
or payments to the Buyers hereunder or pursuant to the Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.



                           [Signature Page Follows]

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


COMPANY:                                BUYERS:

DATA RACE INC.                          PROTIUS OVERSEAS LIMITED

By: /s/ James G. Scogin                 By: /s/ Gordon J. Mundy
   ------------------------------          ---------------------------

Name: James G. Scogin                   Name: Gordon J. Mundy
     ----------------------------            -------------------------

Title: Senior Vice President, CFO       Title: Director
      ---------------------------             ------------------------

                                        LIONHART INVESTMENTS LTD.

                                        By: /s/ Walter Reich
                                           ---------------------------

                                        Name: Walter Reich
                                             -------------------------

                                        Title: Director
                                              ------------------------

                                        KEYWAY INVESTMENTS LTD.

                                        By: /s/ Paul Moore
                                           ---------------------------

                                        Name: Paul Moore
                                             -------------------------

                                        Title: Director
                                              ------------------------

                                                   SCHEDULE 1: LIST OF INVESTORS
                                                   -----------------------------

----------------------------------------------------------------------------------------------------------------------------------
    Investor        Contact Information    Purchase Price    Number of       Number of              Legal Representative
                                                           Common Shares   Warrant Shares
----------------------------------------------------------------------------------------------------------------------------------
Protius           PO Box 175                 $1,200,000      1,828,572          182,857        Strategic Investment  Counsel, LLC
 Overseas         12-14 Finch Road                                                             666 Dundee Rd., Ste. 1901
 Limited          Douglas, Isle of Man                                                         Northbrook, IL 60062
                  United Kingdom                                                               Attn: Anthony J. Ribaudo, Esq.
                  IM99 1TT                                                                     (p)847/564-9293
                  Attn: Gordon J. Mundy                                                        (f)847/564-5497
                  (p) 01624-646700
                  (f) 01624-520588
----------------------------------------------------------------------------------------------------------------------------------
Keyway            19 Mount Havelock          $   50,000         76,191            7,619
 Investments      Douglas, Isle of Man
 Ltd.             United Kingdom
                  1M1 2QG
                  Attn: Martin Peters
                  (p) 011-44-171-323-2131
                  (f) 011-44-171-323-0773
----------------------------------------------------------------------------------------------------------------------------------
Lionhart          19 Camp Rd.                $  750,000      1,142,857          114,286
 Investments      Heston Court
 Ltd.             Wimbledon, London
                  United Kingdom
                  SW194UW
                  Attn: Terry Duffy
                  (p) 011-44-181-947-6934
                  (f) 011-44-181-971-0212
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                        $2,000,000      3,047,620          304,762
----------------------------------------------------------------------------------------------------------------------------------

                                 Schedule 3(e)
                                 -------------

     The Company covenants that the Company shall file, within seven Business Days after the Closing Date of this Offering, a Form 8-K which describes the material terms of the Offering and, as exhibits to such 8-K, will include descriptions and/or copies of the foregoing plans. The representations and warranties of the Company made pursuant to the Securities Purchase Agreement shall be qualified by the disclosure contained in this Schedule 3(e).

                                 Schedule 3(g)
                                 -------------

     The Company represents that it has received letters dated October 13, 2000, November 13, 2000, December 20, 2000, January 11, 2001 and February 12, 2001 from Robert Plotkin indicating possible litigation against the Company by such party; such letters have been provided by the Company to counsel to the Buyers prior to the Closing Date.

                                   EXHIBITS
                                   --------

Exhibit A      Form of Registration Rights Agreement
Exhibit B      Form of Transfer Agent Instructions
Exhibit C      Form of Company Counsel Opinion
Exhibit D      Form of Warrant



                                   SCHEDULES
                                   ---------

Schedule 3(e)  SEC Documents; Financial Statements
Schedule 3(g)  Absence of Litigation